Long-Term Debt	12 Months Ended
Dec. 31, 2018
Debt Disclosure [Abstract]
Long-Term Debt
Note 8 - Long-Term Debt
Carrying amounts of long-term debt and related estimated fair values as of December 31, 2018 and December 31, 2017 are disclosed in the following table. Southwest’s revolving credit facility (including commercial paper) and the variable-rate Industrial Development Revenue Bonds (“IDRBs”) approximate their carrying values, as they are repaid quickly (in the case of credit facility borrowings) and have interest rates that reset frequently. These are categorized as Level 1 due to Southwest’s ability to access similar debt arrangements at measurement dates with comparable terms, including variable/market rates. The fair values of Southwest’s debentures, senior notes, and fixed-rate IDRBs were determined utilizing a market-based valuation approach, where fair values are determined based on evaluated pricing data, such as broker quotes and yields for similar securities adjusted for observable differences. Significant inputs used in the valuation generally include benchmark yield curves, credit ratings, and issuer spreads. The external credit rating, coupon rate, and maturity of each security are considered in the valuation, as applicable. The fair values of debentures and fixed-rate IDRBs are categorized as Level 2. The Centuri secured revolving credit and term loan facility and Centuri other debt obligations are categorized as Level 3, based on significant unobservable inputs to their fair values. Because Centuri’s debt is not publicly traded, fair values for the secured revolving credit and term loan facility and other debt obligations were based on a conventional discounted cash flow methodology and utilized current market pricing yield curves, across Centuri’s debt maturity spectrum, of other industrial bonds with an assumed credit rating comparable to the Company’s. The fair value hierarchy is described in Note 1 - Background, Organization, and Summary of Significant Accounting Policies.

	December 31, 2018		December 31, 2017
	Carrying Amount	Market Value	Carrying Amount	Market Value
(Thousands of dollars)
Southwest Gas Corporation:
Debentures:
Notes, 4.45%, due 2020	$125,000	$126,213	$125,000	$129,273
Notes, 6.1%, due 2041	125,000	150,728	125,000	158,304
Notes, 3.875%, due 2022	250,000	254,195	250,000	256,163
Notes, 4.875%, due 2043	250,000	268,985	250,000	283,243
Notes, 3.8%, due 2046	300,000	267,030	300,000	302,970
Notes, 3.7%, due 2028	300,000	298,926	—	—
8% Series, due 2026	75,000	93,827	75,000	96,063
Medium-term notes, 7.78% series, due 2022	25,000	27,497	25,000	28,714
Medium-term notes, 7.92% series, due 2027	25,000	30,016	25,000	31,542
Medium-term notes, 6.76% series, due 2027	7,500	8,651	7,500	8,882
Unamortized discount and debt issuance costs	(11,807)		(9,350)
	1,470,693		1,173,150
Revolving credit facility and commercial paper	150,000	150,000	150,000	150,000
Industrial development revenue bonds:
Variable-rate bonds:
Tax-exempt Series A, due 2028	50,000	50,000	50,000	50,000
2003 Series A, due 2038	50,000	50,000	50,000	50,000
2008 Series A, due 2038	50,000	50,000	50,000	50,000
2009 Series A, due 2039	50,000	50,000	50,000	50,000
Unamortized discount and debt issuance costs	(2,024)		(2,119)
	197,976		197,881
Less: current maturities	—		—
Long-term debt, less current maturities – Southwest Gas Corporation	$1,818,669		$1,521,031
Centuri:
Centuri term loan facility	$255,959	260,135	$199,578	207,588
Unamortized debt issuance costs	(1,414)		(1,111)
	254,545		198,467
Centuri secured revolving credit facility	—	—	56,472	56,525
Centuri other debt obligations	67,104	67,053	47,952	48,183
Less: current maturities	(33,060)		(25,346)
Long-term debt, less current maturities – Centuri	$288,589		$277,545
Consolidated Southwest Gas Holdings, Inc.:
Southwest Gas Corporation long-term debt	$1,818,669		$1,521,031
Centuri long-term debt	321,649		302,891
Less: current maturities	(33,060)		(25,346)
Long-term debt, less current maturities – Southwest Gas Holdings, Inc.	$2,107,258		$1,798,576

Southwest has a $400 million credit facility which expires in March 2022. Southwest designates $150 million of capacity related to the facility as long-term debt and has designated the remaining $250 million for working capital purposes. Interest rates for the credit facility are calculated at either the London Interbank Offered Rate (“LIBOR”) or an “alternate base rate,” plus in each case an applicable margin that is determined based on Southwest’s senior unsecured debt rating. At December 31, 2018, the applicable margin is 1% for loans bearing interest with reference to LIBOR and 0% for loans bearing interest with reference to the alternative base rate. Southwest is also required to pay a commitment fee, of 0.10% per annum, on the unfunded portion of the commitments, which was not significant for the year ended December 31, 2018. At December 31, 2018, $150 million was outstanding on the long-term portion of the credit facility, $50 million of which was in commercial paper (see commercial paper program discussion below). The effective interest rate on the long-term portion of the credit facility was 3.41% at December 31, 2018. Borrowings under the credit facility ranged from none at various times throughout 2018 to a high of $378 million during the first quarter of 2018. With regard to the short-term portion of the credit facility, there was $152 million outstanding at December 31, 2018 and $191 million in borrowings outstanding at December 31, 2017. (See Note 9 – Short-Term Debt).
Southwest has a $50 million commercial paper program. Any issuance under the commercial paper program is supported by Southwest’s current revolving credit facility and, therefore, does not represent additional borrowing capacity. Any borrowing under the commercial paper program will be designated as long-term debt. Interest rates for the program are calculated at the then current commercial paper rate. At December 31, 2018, and as noted above, $50 million was outstanding under the commercial paper program.
In March 2018, Southwest issued $300 million in 3.7% Senior Notes at a discount of 0.185%. The notes will mature in March 2028. The proceeds were used to temporarily pay down, in full, the amount then outstanding under the revolving portion of the credit facility and the remainder to repay amounts then outstanding under the commercial paper program.
In November 2018, Centuri, in association with the acquisition of Linetec (refer to Note 19 - Business Acquisitions), amended and restated its senior secured revolving credit and term loan facility, increasing the borrowing capacity from $450 million to $590 million. The line of credit portion of the facility increased to $325 million; amounts borrowed and repaid under the revolving credit facility are available to be re-borrowed. The term loan facility portion increased to $265 million. The $590 million credit and term loan facility expires in November 2023 and continues to be secured by substantially all of Centuri’s assets except those explicitly excluded under the terms of the agreement (including owned real estate and certain construction and transportation equipment). Centuri assets securing the facility at December 31, 2018 totaled $1.1 billion.
Interest rates for Centuri’s $590 million secured revolving credit and term loan facility are calculated at LIBOR, the Canadian Dealer Offered Rate (“CDOR”), or an alternate base rate or Canadian base rate, plus in each case an applicable margin that is determined based on Centuri’s consolidated leverage ratio. The applicable margin ranges from 0.875% to 2.25% for loans bearing interest with reference to LIBOR or CDOR and from 0.00% to 1.25% for loans bearing interest with reference to the alternate base rate or Canadian base rate. Centuri is also required to pay a commitment fee on the unfunded portion of the commitments based on their consolidated leverage ratio. The commitment fee ranges from 0.125% to 0.35% per annum. Borrowings under the secured revolving credit facility ranged from a low of zero during December 2018 to a high of $103 million during July 2018. At December 31, 2018 $256 million in borrowings were outstanding under the combined secured revolving credit and term loan facility.

All amounts outstanding are considered long-term borrowings. The effective interest rate on the secured revolving credit and term loan facility was 4.1% at December 31, 2018.
The effective interest rates on Southwest’s variable-rate IDRBs are included in the table below:

	December 31, 2018	December 31, 2017
2003 Series A	2.61%	2.44%
2008 Series A	2.52%	2.59%
2009 Series A	2.51%	2.40%
Tax-exempt Series A	2.53%	2.56%

In Nevada, interest fluctuations due to changing interest rates on Southwest’s 2003 Series A, 2008 Series A, and 2009 Series A variable-rate IDRBs are tracked and recovered from ratepayers through a variable interest expense recovery mechanism.
None of Southwest’s debt instruments have credit triggers or other clauses that result in default if bond ratings are lowered by rating agencies. Interest and fees on certain debt instruments are subject to adjustment depending on Southwest’s bond ratings. Certain debt instruments are subject to a leverage ratio cap and the 6.1% note due 2041 is also subject to a minimum net worth requirement. At December 31, 2018, Southwest was in compliance with all of its covenants. Under the most restrictive of the financial covenants, approximately $2.1 billion in additional debt could be issued while still meeting the leverage ratio requirement. Relating to the minimum net worth requirement, as of December 31, 2018, there is at least $1.2 billion of cushion in equity. No specific dividend restrictions exist under the collective covenants. None of the debt instruments contain material adverse change clauses.
Certain Centuri debt instruments have leverage ratio caps and fixed charge ratio coverage requirements. At December 31, 2018, Centuri was in compliance with all of its covenants. Under the most restrictive of the covenants, Centuri could issue over $101 million in additional debt and meet the leverage ratio requirement. Centuri has at least $78 million of cushion relating to the minimum fixed charge ratio coverage requirement. Centuri’s revolving credit and term loan facility is secured by underlying assets of the utility infrastructure services segment. Centuri’s covenants limit its ability to provide cash dividends to Southwest Gas Holdings, Inc., its parent. The dividend restriction is equal to a maximum of 60% of its rolling twelve-month consolidated net income.
Estimated maturities of long-term debt for the next five years are (in thousands):

	Southwest	Centuri	Total
2019	$—	$33,060	$33,060
2020	125,000	38,296	163,296
2021	—	33,571	33,571
2022	425,000	35,515	460,515
2023	—	178,614	178,614